UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 16, 2022 (May 12, 2022)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, England
 (Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-1 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Annual General Meeting of Shareholders (the “Annual Meeting”) of Tronox Holdings plc (the “Company”) was held on May 12, 2022.

(b) At the Annual Meeting, shareholders voted in favor of the following proposals:

Proposal 1. Election of directors. To elect directors to terms expiring in 2023.

Nominee	Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
Ilan Kaufthal	123,296,638	94.6%	5,317,881	4.1%	1,696,197	1.3%	9,773,693
Mutlaq Al-Morished	115,307,585	88.49%	14,531,352	11.15%	471,779	.36%	9,773,693
Vanessa Guthrie	123,540,051	94.8%	6,354,600	4.9%	416,065	.3%	9,773,693
Peter B. Johnston	128,675,020	98.7%	1,178,784	.9%	456,912	.4%	9,773,693
Ginger M. Jones	128,971,773	99%	923,239	.7%	415,704	.3%	9,773,693
Stephen Jones	128,934,549	99%	910,353	.7%	465,814	.3%	9,773,693
Moazzam Khan	128,105,063	98.3%	1,737,670	1.3%	467,983	.4%	9,773,693
Sipho Nkosi	128,099,649	98.3%	1,728,669	1.3%	482,398	.4%	9,773,693
John Romano	128,568,417	98.7%	1,277,876	1.0%	464,423	.3%	9,773,693
Jean-Francois Turgeon	128,595,679	98.7%	1,260,916	1.0%	454,121	.3%	9,773,693

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay”).

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
127,368,914	97.7%	2,458,761	1.9%	483,041	.4%	9,773,693

Proposal 3. To ratify the appointment of the Company’s independent registered public auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
139,160,338	99.34%	881,832	.63%	42,239	.03%	0

Proposal 4. To approve receipt of the Company’s U.K. audited annual accounts and related directors’ and auditor’s report for the fiscal year ended December 31, 2021.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
130,044,543	99.79%	127,429	.1%	138,744	.11%	9,773,693

Proposal 5. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report for the fiscal year ended December 31, 2021.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
128,128,628	98.32%	1,742,694	1.34%	439,394	.34%	9,773,693

Proposal 6. To re-appoint PricewaterhouseCoopers LLP as the Company’s U.K. statutory auditor for the fiscal year ended December 31, 2022.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
139,166,911	99.35%	860,488	.61%	57,010	.04%	0

Proposal 7. To authorize the Board of Directors or Audit Committee to determine the remuneration of PwC U.K. in its capacity as the Company’s U.K. statutory auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
129,946,095	99.72%	320,916	.25%	43,705	.03%	9,773,693

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: May 16, 2022	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary